Nassau Life Insurance Company

The Insured Series Policy

ISP Choice (ISPC-15 and ISPC-WL)

ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)

First Choice

The Tax Tamer I

First Choice Bonus Annuity

Variable Universal Life

SPVL Modified Single Premium Variable Life Insurance Policy

(the “Contracts”)

Prospectus supplement dated March 1, 2021 to the Contracts’ respective prospectuses dated May 1, 2020, as supplemented on July 8, 2020

This supplement updates certain information in the prospectus for your Contract. Please read this supplement carefully and retain it for future reference.

As you were previously notified, the Goldman Sachs VIT Government Money Market Fund (the “Fund”), a series of the Goldman Sachs Variable Insurance Trust, has been added as an underlying fund to your Contract. The corresponding subaccount under your Contract invests in the Fund’s Institutional shares. The Fund’s investment objective is to seek maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund. As of December 31, 2019, the Fund’s total annual fund operating expenses (before any expense limitation or fee waiver) were 0.21%.

* * *